UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

March 31, 2009	( February 24, 2009 )
Date of Report	( Date of earliest event reported )

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-23420 21
( State or other jurisdiction of incorporation )	( Commission File Number )	( IRS Employer Identification No. )

420 Lexington Avenue, Suite 1718, New York, NY 10170
( Address of principal executive offices, including zip code )

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Forward – Looking Statements

This report contains forward-looking statements that can be identified by such terminology such as “believes,” “expects,” “potential,” “plans,” “suggests,” “may,” “should,” “could,” “intends,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance, or achievements expressed or implied by such statements. In particular, management’s expectations regarding future research, development and/or commercial results could be affected by, among other things, uncertainties relating to product development; availability of future financing; unexpected regulatory delays or government regulation generally; the success of third-party marketing efforts; our ability to retain third-party distributors; our ability to obtain or maintain patent and other proprietary intellectual property protection; and competition in general. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 2.02 Results of Operations and Financial Condition

On March 24, 2009, Fusion Telecommunications International Inc., (the “Company”) issued a press release entitled “Fusion To Release Fourth Quarter and Year End 2008 Financial Results On March 31, 2009” relating to its financial results for its fiscal year ended December 31, 2008. A conference call relating to these financial results is scheduled to be held on March 31, 2009.

Item 2.05 Costs Associated with Exit or Disposal Activities

In an effort to streamline operations, reduce expenses and focus efforts on the development of the Company’s Corporate and Carrier sales, the Company has determined to eliminate the consumer product line of its retail segment and restructure its overall operations,. The Company's Board of Directors authorized this restructuring at a Board Meeting held on February 17, 2009.

The restructuring was initiated on February 24, 2009, and is expected to be concluded by June of 2009. As a result of this action, three international offices will be closed, and twenty six employees and eleven consultants will be terminated. There are expected to be charges and write-downs of assets associated with these actions. The following table provides our current estimates or estimated ranges of the amount of these charges and write-downs. The Company will filed an amended report on Form 8-K to the extent required by the provisions thereof to disclose changes in such estimates or ranges.

Description	Estimated Amount or Range	Related Information
Severance Payments	$38,000	Under existing agreements.
Contract Termination Costs	$15,000 to $100,000	Actual amount depends upon the outcome of negotiations with contractors.
Impairment of Fixed Assets	$0.00 to $845,000	Actual amount to depend upon the outcome of negotiations to sell all or a portion of the fixed assets.

On March 31, 2009, the Company disseminated a press release relating to the activities described under this Item. The press release attached to this Current Report on Form 8-K as Exhibit 99.2 is hereby incorporated by reference.

Item 8.01 Regulation FD Disclosure

The press releases attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Fusion under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Fusion Telecommunications International, Inc., dated March 24, 2009 entitled “Fusion To Release Fourth Quarter and Year End 2008 Financial Results On March 31, 2009.”
99.2

Press Release issued by Fusion Telecommunications International, Inc., dated March 31, 2009 entitled "FUSION RESTRUCTURES ORGANIZATION, SAVING $1.5 MILLION PER YEAR  EXPANDS SALES ORGANIZATION TO PROMOTE HIGHER MARGIN CORPORATE SERVICES".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

By: /s/ BARBARA HUGHES
Barbara Hughes
March 31, 2009	as Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Fusion Telecommunications International, Inc., dated March 24, 2009 entitled “Fusion To Release Fourth Quarter and Year End 2008 Financial Results On March 31, 2009.”
99.2

Press Release issued by Fusion Telecommunications International, Inc., dated March 30, 2009 entitled "FUSION RESTRUCTURES ORGANIZATION, SAVING $1.5 MILLION PER YEAR  EXPANDS SALES ORGANIZATION TO PROMOTE HIGHER MARGIN CORPORATE SERVICES"